Exhibit 99.1

August 1, 2007

RAM Holdings Ltd.

RAM Reinsurance Company Ltd.

Clarendon House

2 Church Street

Hamilton HM 11

Bermuda

Dear Sirs,

I, Daniel C. Lukas, hereby tender my resignation as a Director of RAM Holdings Ltd. and RAM Reinsurance Company Ltd. effective today, August 1, 2007.

Sincerely,

Signed:	/s/ Daniel C. Lukas
Daniel C. Lukas